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                                                                    Exhibit 99.1


                                November 29, 2000


Community Bank System, Inc.
5790 Widewaters Parkway
DeWitt, New York 13214
Attention: President and Chief Executive Officer

Dear Ladies and Gentlemen:

            The undersigned is a director and/or executive officer of First Liberty Bank Corp., a Pennsylvania corporation (the "Company"), and is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of such number of shares (the "Shares") of common stock, par value $0.31 per share, of the Company ("Company Common Stock") as is indicated on the last page hereof.

            The undersigned has been made aware that the Company and Community Bank System, Inc. ("CBSI") are considering the execution of an Agreement and Plan of Merger (the "Merger Agreement"), providing for certain transactions pursuant to which the Company would be merged with and into CBSI (the "Merger"). The undersigned understands that CBSI would not enter into the Merger Agreement unless this letter agreement is executed and delivered (this "Agreement") by each director and executive officer of the Company, including the undersigned. In consideration of the substantial expenses that CBSI and its subsidiaries will incur in connection with the Merger and in order to induce CBSI to execute the Merger Agreement, the undersigned agrees and undertakes, in his capacity as a shareholder of the Company, as follows:

            1. Voting of Shares. At every meeting of the shareholders of the Company called for the purpose of voting on a proposal to approve the Merger Agreement and the Merger (and at every adjournment thereof), and on every consent or approval by written consent of the shareholders of the Company for such purpose, the undersigned will vote or cause to be voted in favor of such proposal all the shares of the Company Common Stock the undersigned is entitled to vote with respect thereto, including all of the Shares.

            2. Pooling Restrictions.

                  (a) The undersigned agrees not to sell, pledge or otherwise dispose of, or in any other way reduce the risk of the undersigned relative to, any of the Shares or any shares of common stock, no par value, of CBSI issuable to the undersigned in the Merger ("CBSI Common Shares") during the period commencing 30 days prior to the effective time of the Merger and ending on the date (the "Publication Date") on which financial results covering at least 30 days of post-merger combined operations of CBSI and the Company have been published within the meaning of Section 201.01 of the Codification of Financial Reporting Policies of the Securities and Exchange Commission (the "SEC").
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                  (b) The undersigned understands that, until the Publication
Date, the certificates representing the CBSI Common Shares received in the Merger will be subject to stop transfer instructions given to CBSI's transfer agent, and that there may be placed on the certificate(s) representing such stock, or any certificate(s) delivered in substitution therefor, a legend stating in substance:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THE LETTER AGREEMENT, DATED AS OF NOVEMBER 29, 2000, RELATING THERETO, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF COMMUNITY BANK SYSTEM, INC."

                  (c) The undersigned acknowledges and agrees that the provisions of this paragraph 2 shall also apply to shares of the Company Common Stock or CBSI Common Shares owned by (a) his or her spouse, (b) any of his or her relatives or relatives of his or her spouse occupying his or her home, (c) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (d) any corporation or other organization in which the undersigned, any affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest. The undersigned agrees to use his or her best efforts to cause the foregoing persons and entities to comply with this paragraph 2.

            3. Covenants under Rule 145.

                  (a) The undersigned has been advised that the issuance of CBSI Common Shares to the undersigned pursuant to the Merger will be registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-4 (the "S-4 Registration Statement"). The undersigned has also been advised that the undersigned will or may be deemed an "affiliate" of the Company at the time the Merger is submitted to a vote of the shareholders of the Company, and as such, will be subject to Rule 145 promulgated under the Securities Act. Accordingly, the undersigned shall not sell or otherwise dispose of any CBSI Common Shares, except (i) in accordance with Rule 145(d) promulgated under the Securities Act, (ii) at such time as a registration statement under the Securities Act covering sales of such CBSI Common Shares is effective and a prospectus is made available in accordance with the Securities Act, or (iii) in a transaction which, in the opinion of counsel satisfactory to CBSI (which opinion may be based upon a "no-action" or interpretative letter from the staff of the SEC), is not required to be registered under the Securities Act.

                  Generally speaking, this means that, in any given three month period the undersigned may not sell or otherwise dispose of a number of CBSI Common Shares which exceeds the greater of (i) 1% of the then outstanding number of CBSI Common Shares, or (ii) the average weekly trading volume of CBSI Common Shares during the four weeks preceding the sale. In addition, any CBSI Common Shares must be sold in a brokers' transaction or in a direct transaction with a market maker. The restrictions discussed in this paragraph are only applicable for a one year period following the closing of the Merger, unless you become an "affiliate" of


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CBSI as a result of the Merger or otherwise, in which case you will continue to be subject to similar restrictions under Rule 144 promulgated under the Securities Act until at such time as Rule 144(k) becomes applicable.

                  (b) The undersigned understands and agrees that: (i) CBSI is under no obligation to register the sale, transfer or other disposition of the CBSI Common Shares to be received by the undersigned in the Merger under the Securities Act and any applicable state securities laws, except pursuant to the S-4 Registration Statement; (ii) stop transfer instructions will be given to the transfer agent of CBSI with respect to the CBSI Common Shares to be received by the undersigned in the Merger, and there will be placed on the certificate(s) representing such stock, or any certificate(s) delivered in substitution therefor, a legend stating in substance:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 UNDER THE SECURITIES ACT OF 1933 (THE "ACT") APPLIES. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE ACT."

Unless the transfer by the undersigned is a sale made in conformity with the provisions of Rule 145(d), or is made pursuant to a registration statement under the Securities Act, CBSI reserves the right to put an appropriate Securities Act legend on the certificate issued to a transferee of the undersigned. CBSI agrees that the stop transfer instructions and legends referred to above shall be promptly terminated or removed if the undersigned or any permissible transferee shall have delivered to CBSI a copy of a letter from the staff of the SEC or an opinion of counsel with recognized expertise in securities law matters, in form and substance reasonably satisfactory to CBSI, to the effect that such instructions and legends are not required for the purposes of the Securities Act.

            4. No Intent to Sell; Transfers in Violation. The undersigned represents that he or she has no plan or intention to sell, pledge or otherwise dispose of any of the Shares or CBSI Common Shares in violation of this Agreement. The undersigned agrees that any sale, pledge or other disposition of CBSI Common Shares or shares of Company Common Stock contrary to any provision of this Agreement shall be null and void, and neither CBSI nor the Company shall be bound by, or be required to recognize on its transfer books, any such transaction.

            5. Related Actions. The undersigned shall use his or her best reasonable efforts to cause the completion of the Merger at the earliest possible date.

            6. Termination. This Agreement shall terminate and shall have no further force or effect only as of such date and time as the Merger Agreement shall have been terminated pursuant to its terms.


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            7. Remedies. The undersigned acknowledges and agrees that any remedy at law for breach of the foregoing provisions shall be inadequate and that, in addition to any other relief which may be available, CBSI shall be entitled to temporary and permanent injunctive relieve without the necessity of proving monetary damages or posting a bond.

            8. Enforcement. The undersigned represents that he or she has the capacity to enter into this Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditor's rights and general equitable principles.

            9. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.




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            IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date of first above written.

                                          Very truly yours,



                                          ------------------------------------
                                          Name:
                                               -------------------------------

                                                         shares of the Company
                                          --------------
                                          Common Stock Owned.

Accepted and agreed to as of
the date first above written:

COMMUNITY BANK SYSTEM, INC.


By:
    ---------------------------------
    Name:  Sanford A. Belden
    Title: President and Chief
           Executive Officer


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